Exhibit 21.1
INVENTRUST PROPERTIES CORP.
List of Subsidiaries

Entity Name	Domestic Jurisdiction
A-S 66 Beltway 8-Blackhawk, L.P.	Texas
Barclay Hospitality Services, LLC	North Carolina
Camelot Acquisition, LLC	Kentucky
Camelot Holdings SPE, LLC	Delaware
Cityville Partners, L.L.C.	Delaware
Cityville Venue at the Ballpark, L.L.C.	Delaware
D.R. Stephens Institutional Fund, LLC	Delaware
Highlands Property Management, LLC	Delaware
Highlands REIT, Inc.	Maryland
Homewood Hotel Associates, LLC	Delaware
Homewood Hotel Lessee LLC	Delaware
IA (CDH II) Sub, LLC	Delaware
IA (Concord) Sub, L.L.C.	Delaware
IA (LIP) Member, L.L.C.	Delaware
IA (LIP) Sub, L.L.C.	Delaware
IA (Net Lease) Sub, L.L.C.	Delaware
IA (Stephens) Sub, L.L.C.	Delaware
IA Aiken Eastgate, L.L.C.	Delaware
IA Anderson Central, L.L.C.	Delaware
IA Arlington Riverview GP, L.L.C.	Delaware
IA Arlington Riverview Limited Partnership	Illinois
IA Arlington Riverview LP, L.L.C.	Delaware
IA Atlanta Buckhead Member, L.L.C.	Delaware
IA Atlanta Buckhead, L.L.C.	Delaware
IA Augusta Fury's Ferry, L.L.C.	Delaware
IA Austin Scofield GP, L.L.C.	Delaware
IA Austin Scofield Limited Partnership	Illinois
IA Austin Scofield LP, L.L.C.	Delaware
IA Austin Walden Park, L.L.C.	Delaware
IA Austin West Creek, L.L.C.	Delaware
IA Baton Rouge Siegen, L.L.C.	Delaware
IA Birmingham Southgate, L.L.C.	Delaware
IA Bloomington Fields, L.L.C.	Delaware
IA Boynton Beach Congress, L.L.C.	Delaware
IA Branch Portfolio, L.L.C.	Delaware
IA Brandon Centre, L.L.C.	Delaware
IA Bryant Alcoa II, L.L.C.	Delaware
IA Bryant Alcoa, L.L.C.	Delaware
IA Carol Stream Heritage I, L.L.C.	Delaware
IA Carol Stream Heritage II, L.L.C.	Delaware
IA Carrollton Josey Oaks GP, L.L.C.	Delaware
IA Carrollton Josey Oaks Limited Partnership	Illinois
IA Carrollton Josey Oaks LP, L.L.C.	Delaware
IA Cartersville Bartow II, L.L.C.	Delaware
IA Cartersville Bartow, L.L.C.	Delaware
IA CFG Pennsylvania Portfolio DST	Delaware
IA CFG Portfolio, L.L.C.	Delaware

IA Chesapeake Commons, L.L.C.	Delaware
IA Chesapeake Crossroads, L.L.C.	Delaware
IA Chicago Lincoln II, L.L.C.	Delaware
IA Chicago Lincoln, L.L.C.	Delaware
IA Class B Member, L.L.C.	Delaware
IA Cobalt Investors, L.L.C.	Delaware
IA Colorado Springs Cheyenne, L.L.C.	Delaware
IA Columbia Rosewood, L.L.C.	Delaware
IA Continental Cranberry Specialty Partner, L.P.	Delaware
IA Continental Morse, L.L.C.	Delaware
IA CP Investment, L.L.C.	Delaware
IA Cranberry General Partner DST	Delaware
IA Cranberry Limited Partner DST	Delaware
IA Cranberry Specialty GP DST	Delaware
IA Cranberry Specialty, L.P.	Illinois
IA Cypress Cyfair GP, L.L.C.	Delaware
IA Cypress CyFair Limited Partnership	Illinois
IA Cypress Cyfair LP, L.L.C.	Delaware
IA Dallas Prestonwood GP, L.L.C.	Delaware
IA Dallas Prestonwood Limited Partnership	Illinois
IA Dallas Prestonwood LP, L.L.C.	Delaware
IA Denver Quebec Square, L.L.C.	Delaware
IA Devens Barnum, L.L.C.	Delaware
IA Dothan Pavilion, L.L.C.	Delaware
IA Edmond Bryant, L.L.C.	Delaware
IA Edmond Legacy Woods, L.L.C.	Delaware
IA Englewood Merchants Member, L.L.C.	Delaware
IA Englewood Merchants, L.L.C.	Delaware
IA Erlanger Silverlake, L.L.C.	Delaware
IA Finance Corporation	Delaware
IA Finance North Pointe Lender, LLC	Delaware
IA Flower Mound Cross Timbers GP, L.L.C.	Delaware
IA Flower Mound Cross Timbers Limited Partnership	Illinois
IA Flower Mound Cross Timbers LP, L.L.C.	Delaware
IA Flower Mound Crossing GP, L.L.C.	Delaware
IA Flower Mound Crossing Limited Partnership	Illinois
IA Flower Mound Crossing LP, L.L.C.	Delaware
IA Flower Mound Highlands GP, L.L.C.	Delaware
IA Flower Mound Highlands Limited Partnership	Illinois
IA Flower Mound Highlands LP, L.L.C.	Delaware
IA Fultondale Promenade, L.L.C.	Delaware
IA Gahanna Morse, L.L.C.	Delaware
IA Garland Shiloh GP, L.L.C.	Delaware
IA Garland Shiloh Limited Partnership	Illinois
IA Garland Shiloh LP, L.L.C.	Delaware
IA Garner White Oak, L.L.C.	Delaware
IA Grafton Port Washington, L.L.C.	Delaware
IA Grapevine Heritage Heights GP, L.L.C.	Delaware
IA Grapevine Heritage Heights Limited Partnership	Illinois
IA Grapevine Heritage Heights LP, L.L.C.	Delaware
IA Grapevine Park West GP, L.L.C.	Delaware
IA Grapevine Park West Limited Partnership	Illinois
IA Grapevine Park West LP, L.L.C.	Delaware

IA Greeley Centerplace Holding, L.L.C.	Delaware
IA Greeley Centerplace, L.L.C.	Delaware
IA Grove City Stringtown Outlot, L.L.C.	Delaware
IA Grove City Stringtown, L.L.C.	Delaware
IA Hendersonville Indian Lake Member, L.L.C.	Delaware
IA Hendersonville Indian Lake, L.L.C.	Delaware
IA Herndon Worldgate, L.L.C.	Delaware
IA High Ridge Gravois II, L.L.C.	Delaware
IA High Ridge Gravois, L.L.C.	Delaware
IA Hiram Smith II, L.L.C.	Delaware
IA Hiram Smith, L.L.C.	Delaware
IA Holding TRS, Inc.	Delaware
IA Homewood Washington Park, L.L.C.	Delaware
IA Houston Antoine Outlot GP, L.L.C.	Delaware
IA Houston Antoine Outlot Limited Partnership	Illinois
IA Houston Antoine Outlot LP, L.L.C.	Delaware
IA Houston Northwest GP, L.L.C.	Delaware
IA Houston Northwest Limited Partnership	Illinois
IA Houston Northwest LP, L.L.C.	Delaware
IA Independence Hartman, L.L.C.	Delaware
IA Jacksonville Gateway, L.L.C.	Delaware
IA Laquinta Pavilion, L.L.C.	Delaware
IA Lauderhill Universal, L.L.C.	Delaware
IA League City Bay Colony GP, L.L.C.	Delaware
IA League City Bay Colony Limited Partnership	Illinois
IA League City Bay Colony LP, L.L.C.	Delaware
IA League City Victory Lakes GP, L.L.C.	Delaware
IA League City Victory Lakes Limited Partnership	Illinois
IA League City Victory Lakes LP, L.L.C.	Delaware
IA Lexington Bellerive, L.L.C.	Delaware
IA Lithonia Stonecrest, L.L.C.	Delaware
IA Lodging Associates, Inc.	Delaware
IA Lodging Corporation	Delaware
IA Lodging Operations TRS, Inc.	Delaware
IA Lodging West Homestead Waterfront DST	Delaware
IA Lodging West Homestead Waterfront TRS DST	Delaware
IA Louisville Westport SPE, L.L.C.	Delaware
IA Louisville Westport, L.L.C.	Delaware
IA Lynchburg Wards, L.L.C.	Delaware
IA MAC Corporation	Delaware
IA Management and Development TRS, Inc.	Delaware
IA Marion Legacy, L.L.C.	Delaware
IA Matthews Sycamore, L.L.C.	Delaware
IA Mckinney Towne Crossing GP, L.L.C.	Delaware
IA McKinney Towne Crossing Limited Partnership	Illinois
IA Mckinney Towne Crossing LP, L.L.C., a Delaware limited liability company	Delaware
IA Mesquite Pioneer GP, L.L.C.	Delaware
IA Mesquite Pioneer II GP, L.L.C.	Delaware
IA Mesquite Pioneer II Limited Partnership	Illinois
IA Mesquite Pioneer II LP, L.L.C.	Delaware
IA Mesquite Pioneer Limited Partnership	Illinois
IA Mesquite Pioneer LP, L.L.C.	Delaware
IA Middleburg Crossings, L.L.C.	Delaware

IA Missouri City Riverstone GP, L.L.C.	Delaware
IA Missouri City Riverstone Limited Partnership	Illinois
IA Missouri City Riverstone LP, L.L.C.	Delaware
IA Monroe Poplin, L.L.C.	Delaware
IA Morse Member, L.L.C.	Delaware
IA Nashville Donelson, L.L.C.	Delaware
IA New Ulm Atlas, L.L.C.	Delaware
IA New York 33rd, L.L.C.	Delaware
IA Newnan Coweta, L.L.C.	Delaware
IA Newnan Thomas, L.L.C.	Delaware
IA Northbrook Lender, L.L.C.	Delaware
IA Ocoee Plantation Grove, L.L.C.	Delaware
IA Oklahoma City Legacy Crossing, L.L.C.	Delaware
IA Oklahoma City Penn, L.L.C.	Delaware
IA Oklahoma City Rockwell, L.L.C.	Delaware
IA Omaha L Street, L.L.C.	Delaware
IA Orchard Hotels, Inc.	Delaware
IA Orchard TRS Holding, Inc.	Delaware
IA Orlando Palazzo, L.L.C.	Delaware
IA Orlando Sand Lake, L.L.C.	Delaware
IA Orlando Sand, L.L.C.	Delaware
IA Orlando Suncrest Village, L.L.C.	Delaware
IA Plano 14th Street Market GP, LLC	Delaware
IA Plano 14th Street Market Limited Partnership	Illinois
IA Plano 14th Street Market LP, L.L.C.	Delaware
IA Plano Hunters Glen GP, L.L.C.	Delaware
IA Plano Hunters Glen Limited Partnership	Illinois
IA Plano Hunters Glen LP, L.L.C.	Delaware
IA Plano Suncreek GP, L.L.C.	Delaware
IA Plano Suncreek Limited Partnership	Illinois
IA Plano Suncreek LP, L.L.C.	Delaware
IA Port Charlotte Peachland, L.L.C.	Delaware
IA Raleigh Bent Tree, L.L.C.	Delaware
IA Raleigh Land, L.L.C.	Delaware
IA RDU Center Drive, L.L.C.	Delaware
IA Richardson Custer Creek GP, L.L.C.	Delaware
IA Richardson Custer Creek Limited Partnership	Illinois
IA Richardson Custer Creek LP, L.L.C.	Delaware
IA Round Rock University Oaks GP, L.L.C.	Delaware
IA Round Rock University Oaks Limited Partnership	Illinois
IA Round Rock University Oaks LP, L.L.C.	Delaware
IA Sacramento Development VP, L.L.C.	Delaware
IA Sacramento Holdings, L.L.C.	Delaware
IA Sacramento Rail, L.L.C.	Delaware
IA Salem-Concord Holdings, L.L.C.	Delaware
IA Salisbury SPE, L. L. C.	Delaware
IA Salisbury, L.L.C.	Delaware
IA San Antonio Stone Ridge, L.L.C.	Delaware
IA San Antonio Westover Outlot, L.L.C.	Delaware
IA San Antonio Westover, L.L.C.	Delaware
IA San Antonio Woodlake GP, L.L.C.	Delaware
IA San Antonio Woodlake Limited Partnership	Illinois
IA San Antonio Woodlake LP, L.L.C.	Delaware

IA San Marcos Campus, L.L.C.	Delaware
IA San Pedro Garden, L.L.C.	Delaware
IA Sarasota Tamiami, L.L.C.	Delaware
IA Select Lodging TRS Holding, Inc.	Delaware
IA Select Lodging, LLC	Delaware
IA Sherman Town Center II GP, L.L.C.	Delaware
IA Sherman Town Center II Limited Partnership	Illinois
IA Sherman Town Center II LP, L.L.C.	Delaware
IA Simpsonville Fairview, L.L.C.	Delaware
IA South Frisco Village, L.L.C.	Delaware
IA Sparks Crossing, L.L.C.	Delaware
IA St. Paul Atlas, L.L.C.	Delaware
IA St. Petersburg Gateway, L.L.C.	Delaware
IA Tacoma James, L.L.C.	Delaware
IA Tucker Hugh Howell, L.L.C.	Delaware
IA Tulsa 71st II, L.L.C.	Delaware
IA Tulsa 71st, L.L.C.	Delaware
IA Urban Hotels, Inc.	Delaware
IA Warner Robins City, L.L.C.	Delaware
IA West Palm Beach Paradise, L.L.C.	Delaware
IA Westlake GP, L.L.C.	Delaware
IA Westlake Limited Partnership	Illinois
IA Westlake LP, L.L.C.	Delaware
IA Wheeling Loan Investment, L.L.C.	Delaware
IA Wildomar Bear Creek, L.L.C.	Delaware
IA Wilson Heritage, L.L.C.	Delaware
IA Woodlake Acquisitions, L.L.C.	Delaware
IA Woodstock Rose Creek, L.L.C.	Delaware
IA Wylie Woodbridge LP, L.L.C.	Delaware
IA/Stephens (Fremont Blvd) Ventures, LLC	Delaware
IA/Stephens (Fremont Tech) Ventures, LLC	Delaware
IA/Stephens (Las Plumas) Ventures, LLC	Delaware
IA/Stephens (N First) Ventures, LLC	Delaware
IA/Stephens (Sonora) Ventures, LLC	Delaware
IA/Stephens (Technology) Ventures, L.L.C.	Delaware
IA/Stephens (Trimble) Ventures, LLC	Delaware
IAGM REIT I, LLC	Delaware
IAGM Retail Fund I Member, L.L.C.	Delaware
IAGM Retail Fund I,L.L.C.	Delaware
Intech Retail Associates One, LLC	Indiana
InvenTrust Properties Corp.	Maryland
InvenTrust Property Management, LLC	Delaware
IVT Acquisitions Corp.	Delaware
IVT CCC Homewood Hotel Lessee, LLC	Delaware
IVT CCC Homewood Hotel, L.L.C.	Delaware
IVT Highlands at Flower Mound GP, LLC	Delaware
IVT Highlands at Flower Mound LP, LLC	Delaware
IVT Highlands at Flower Mound, LP	Illinois
IVT OP GP, LLC	Delaware
IVT OP Limited Partnership	Delaware
IVT PPD Charter Holdings, L.L.C.	Delaware
IVT PPD Haskell Associates GP, L.L.C.	Delaware
IVT PPD Haskell Associates Limited Partnership	Illinois

IVT PPD Haskell Associates LP, L.L.C.	Delaware
IVT PPD Hudson Associates, L.L.C.	Delaware
IVT Price Plaza Katy, LLC	Delaware
IVT Public Properties Development, Inc.	Delaware
IVT Renaissance Center Durham I, LLC	Delaware
IVT Renaissance Center Durham II, LLC	Delaware
IVT Rio Pinar Plaza Orlando, LLC	Delaware
IVT Shops at MacArthur Hills Dallas Lender, LLC	Delaware
IVT Shops at MacArthur Hills Dallas, LLC	Delaware
IVT Sonterra Village San Antonio, LLC	Delaware
IVT Walnut Creek Westminster, LLC	Delaware
IVT Westpark Glen Allen, LLC	Delaware
Lincoln Mall Condominium Association, Inc.	Rhode Island
LIP Holdings, LLC	Delaware
Mainline Holdings, Inc.	Delaware
Marsh Landing Hotel Associates, LLC	Delaware
MB (Delaware), LLC	Delaware
MB Arlington Collins GP, L.L.C.	Delaware
MB Arlington Collins Limited Partnership	Illinois
MB Arlington Collins LP, L.L.C.	Delaware
MB Bloomsburg Buckhorn DST	Delaware
MB Cleveland Erieview, L.L.C.	Delaware
MB Columbus Hilliard, L.L.C.	Delaware
MB Cypress Cyfair GP, L.L.C.	Delaware
MB Cypress Cyfair Limited Partnership	Illinois
MB Cypress Cyfair LP, L.L.C.	Delaware
MB East Humble Atascocita GP, L.L.C.	Delaware
MB East Humble Atascocita Limited Partnership	Illinois
MB East Humble Atascocita LP, L.L.C.	Delaware
MB Evanston Sherman, L.L.C.	Delaware
MB Fabyan Randall Plaza Batavia, L.L.C.	Delaware
MB Herndon, L.L.C.	Delaware
MB Highlands Ranch Ridgeline, L.L.C.	Delaware
MB Hoffman Estates, L.L.C.	Delaware
MB Houston Antoine GP, L.L.C.	Delaware
MB Houston Antoine Limited Partnership	Illinois
MB Houston Antoine LP, L.L.C.	Delaware
MB Houston Blackhawk GP, L.L.C.	Delaware
MB Houston Blackhawk LP, L.L.C.	Delaware
MB Houston Cypress GP, L.L.C.	Delaware
MB Houston Cypress Limited Partnership	Illinois
MB Houston Cypress LP, L.L.C.	Delaware
MB Houston Eldridge GP, L.L.C.	Delaware
MB Houston Eldridge Limited Partnership	Illinois
MB Houston Eldridge LP, L.L.C.	Delaware
MB Houston Eldridge Town Center GP, L.L.C.	Delaware
MB Houston Eldridge Town Center Limited Partnership	Illinois
MB Houston Eldridge Town Center LP, L.L.C.	Delaware
MB Houston Highland GP, L.L.C.	Delaware
MB Houston Highland Limited Partnership	Illinois
MB Houston Highland LP, L.L.C.	Delaware
MB Houston New Forest II GP, L.L.C.	Delaware
MB Houston New Forest II Limited Partnership	Illinois

MB Houston New Forest II LP, L.L.C.	Delaware
MB Houston Winchester GP, L.L.C.	Delaware
MB Houston Winchester Limited Partnership	Illinois
MB Houston Winchester LP, L.L.C.	Delaware
MB Houston Windemere GP, L.L.C.	Delaware
MB Houston Windemere Limited Partnership	Illinois
MB Houston Windemere LP, L.L.C.	Delaware
MB Keene Monadnock, L.L.C.	Delaware
MB Largo Paradise, L.L.C.	Delaware
MB League City Bay Colony GP, L.L.C.	Delaware
MB League City Bay Colony Limited Partnership	Illinois
MB League City Bay Colony LP, L.L.C.	Delaware
MB Lincoln Mall, L.L.C.	Delaware
MB Longview Triangle, L.L.C.	Delaware
MB Pittsburgh Bridgeside DST	Delaware
MB REIT (Florida), Inc.	Florida
MB Rockford State, L.L.C.	Delaware
MB San Antonio Brooks GP, L.L.C.	Delaware
MB San Antonio Brooks Limited Partnership	Illinois
MB San Antonio Brooks LP, L.L.C.	Delaware
MB Sherman Town Center GP, L.L.C.	Delaware
MB Sherman Town Center Limited Partnership	Illinois
MB Sherman Town Center LP, L.L.C.	Delaware
MB Sioux City Lakeport, L.L.C.	Delaware
MB Spring Stables GP, L.L.C.	Delaware
MB Spring Stables Limited Partnership	Illinois
MB Spring Stables LP, L.L.C.	Delaware
MB Spring Town Center GP, L.L.C.	Delaware
MB Spring Town Center III GP, L.L.C.	Delaware
MB Spring Town Center III Limited Partnership	Illinois
MB Spring Town Center III LP, L.L.C.	Delaware
MB Spring Town Center Limited Partnership	Illinois
MB Spring Town Center LP, L.L.C.	Delaware
MB St. Louis Chestnut, L.L.C.	Delaware
MB Tomball Town Center GP, L.L.C.	Delaware
MB Tomball Town Center Limited Partnership	Illinois
MB Tomball Town Center LP, L.L.C.	Delaware
New Forest Crossing Property Owners Association	Texas
North Pointe Park Partners, LLC	Indiana
Rose Creek Office Condominium Association, Inc.	Georgia
UH 2100 San Antonio, L.L.C.	Delaware
UH Spring Street, LLC	Georgia
University House 14th Street, L.L.C.	Delaware
University House 930 Spring Street, L.L.C.	Delaware
University House Baton Rouge, LLC	Delaware
University House Bishop's Landing, L.L.C.	Delaware
University House Central Florida, L.L.C.	Delaware
University House Charlotte, L.L.C.	Delaware
University House Clemson, L.L.C.	Delaware
University House Communities Acquisitions TRS, Inc.	Delaware
University House Communities Acquisitions, LLC	Delaware
University House Communities Development, LLC	Delaware
University House Communities Group, Inc.	Delaware

University House Communities Management, LLC	Delaware
University House Communities Partners, Inc.	Delaware
University House Communities Third Party Polytech, LLC	Delaware
University House Communities Third Party, Inc.	Delaware
University House Denver, L.L.C.	Delaware
University House Eugene Member, L.L.C.	Delaware
University House Fayetteville, L.L.C.	Delaware
University House Fort Worth, L.L.C.	Delaware
University House Fullerton, L.L.C.	Delaware
University House Gainesville, L.L.C.	Delaware
University House Lafayette, L.L.C.	Delaware
University House Mesa, L.L.C.	Delaware
University House Raleigh, L.L.C.	Delaware
University House Tallahassee, L.L.C.	Delaware
University House Tempe, L.L.C.	Delaware
University House Tuscaloosa, LLC	Delaware
University Partners, L.L.C.	Delaware
Walnut Street GP, LLC	Delaware
Walnut Street Holding Company, LLC	Delaware
Walnut Street Holdings GP, LLC	Delaware
Walnut Street Holdings, L.P.	Delaware
Walnut Street Lessee, L.P.	Delaware
Winston Ann Arbor SPE LLC	Delaware
Winston SPE II LLC	Delaware
Woodbridge Crossing GP, L.L.C.	Delaware
Woodbridge Crossing, L.P.	Delaware